SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                        (Amendment No._________________)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
Preliminary Proxy Statement [ ]
Confidential, for Use
of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ]
Definitive Proxy Statement [X]
Definitive Additional Materials [ ]
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MID-STATE RACEWAY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               MID-STATE RACEWAY, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[  ]  Fee paid previously with preliminary materials.

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[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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


                             MID-STATE RACEWAY, INC.
                                  VERNON DOWNS
                                VERNON, NEW YORK

                                December 18, 1996

Frank O. White, Jr..
President and
Chief Executive Officer

TO THE SHAREHOLDERS OF MID-STATE RACEWAY, INC.:

     You are cordially invited to attend a SPECIAL MEETING OF SHAREHOLDERS on January 14, 1997 at 9:30 A.M. in the Miracle Mile Room of the lower clubhouse at Vernon Downs, Vernon, New York.

     Your attention is directed to the enclosed letter to shareholders, describing management's position with respect to the nomination of alternative candidates to the Board of Directors. Also enclosed is the notice of this meeting, proxy statement, financial statements and proxy card.

     It is important that your stock be represented at the meeting, regardless of the number of shares you may hold. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card in order to be sure that your shares will be voted at the meeting. You may revoke your proxy and vote in person if you do attend the meeting. It is not necessary that your signature be witnessed.

                                                    Yours sincerely,

                                                    President and
                                                    Chief Executive Officer

                                 [company logo]



                  ---------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  ---------------------------------------------


     A Special Meeting of Shareholders of MID-STATE RACEWAY, INC. (the "Company") will be held in the Miracle Mile Room of the lower clubhouse, Vernon Downs, Vernon, New York 13476 on Tuesday, January 14, 1997 at 9:30 A.M. to consider and take action upon the following matters:

     1.   To elect three directors, each for a term of three years;

     2. To ratify the appointment of Douglas Burch to fill a vacancy on the Board; and

     3. To transact other business that may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on December 5, 1996 are entitled to notice and to vote at the meeting. This notice is being issued at the direction of the Board of Directors.


                                           By Order of the Board of Directors


                                           James J. Moran
                                           Vice President and Secretary

Dated:  December 18, 1996

                                 PROXY STATEMENT

TO THE SHAREHOLDERS:

     The solicitation of the enclosed proxy is made by and on behalf of Mid-State Raceway, Inc., P. O. Box 860, Vernon, New York 13476 and the cost of solicitation will be borne by the Company. The proxy is revocable at any time prior to its exercise. A proxy may be revoked by giving written notice to the Secretary of the Company at the Company's address, by attending the Special Meeting and voting your shares of stock in person, or by executing and delivering to the Secretary a later-dated proxy prior to the Special Meeting.

     Shareholders of record at the close of business on December 5, 1996 are entitled to notice and to vote at the Special Meeting. On December 5, 1996, 250,386 shares of Common Stock were issued and outstanding with each share entitled to one vote.

     Proxies and proxy soliciting material are being mailed to shareholders on or about December 18, 1996.

                      ITEMS 1 AND 2. ELECTION OF DIRECTORS

     The first item to be acted upon at the Special Meeting is the election of three directors who stand for election to the nine member Board of Directors. In accordance with the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes as nearly equal in number as possible. The members of each class are elected for a term of three years, and until their successor is duly elected and qualified. One class of directors is elected at an annual meeting. In addition, action will be taken to ratify the appointment of Douglas Burch to fill a vacancy in a separate class of directors for one year, and until his successor is duly elected and qualified. Mr. Burch was appointed to fill the vacancy created by the resignation of Dick MacPherson on September 5, 1996.

     Shares represented by the enclosed proxy are intended to be voted, unless authority is withheld, for the election of the nominees listed below. Should any nominee become unavailable to serve as director, which is not anticipated, those shares will be voted for an alternate, or alternates, if any, designated by the Board of Directors. The other members of the Board, who are listed below, presently are expected to continue to serve on the Board until their respective terms expire.

     The nominees designated by the Board of Directors are listed on the following pages with brief statements setting forth their present principal occupations and other relevant information.

     The Company, has also received a written notice from Gwen Bennett, president of Standardbred Enterprises Limited, placing in nomination the names of Robert V. McSweeney, Jeremiah C. Law, and Robert Sprague as candidates for directors, together with their consent to serve as a director. Subsequently, Mr. Sprague withdrew his name as a nominee.

     Neil Wager, the beneficial owner of 1,750 shares of common stock, from Garden City, New York, has also submitted a written notice requesting that Sal Trovato, David Slyman, Sr., and Albert J. Wozniak be nominated as directors, together with their consent to serve as a director. No information regarding the background or qualifications of these nominees was submitted to the Company. Accordingly, five candidates plus the Board's three incumbent nominees are eligible candidates for the three open positions on the Board. The three nominees receiving a plurality of the votes represented in person or by proxy at the Meeting will be elected as directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ROBERT W. JAQUINT, CARL J. EILENBERG, AND JAMES E. RAYMONDA, THE NOMINEES LISTED BELOW.

            NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                    NOMINEES

                    TERMS EXPIRING AT ANNUAL MEETING IN 1999

                                                                                                            Common Shares
                                                                                                            Beneficially
                                                                                                             Owned as of
                                                                                          Became             December 5,
            Name and Age                          Principal Occupation                   Director              1996(A)
            ------------                          --------------------                   --------           -------------

Robert W. Jaquint          (71)      Former Treasurer 1979-1994;                           1979                  378
* *** ****                           Comptroller and Assistant Secretary
                                     1968-1978; Comptroller 1963-1978;
                                     Treasurer and Director of Syracuse
                                     Mile, Inc.; Certified Public
                                     Accountant.

Carl J. Eilenberg          (66)      Executive Editor of Rome Observer;                    1994                  100
** ***                               President of Rome Sports Hall-Of-
                                     Fame; Director of Rome Chapter, American
                                     Red Cross as well as numerous other
                                     organizations; Internal Communications
                                     Director (PA) at Carrier Dome, Syracuse
                                     University; Former Mayor (three terms,
                                     1980-91) Rome, New York.

James E. Raymonda          (63)      Former Chairman, Mohawk Valley                        1988                  100
*** ****                             Regional Board, Fleet Bank of N.Y.;
                                     Director of Utica First Insurance Company;
                                     Director of Heritage Home; Member of St.
                                     Elizabeth Hospital Board of Trustees;
                                     Director and Treasurer of Community
                                     Foundation of Herkimer & Oneida Counties;
                                     Director and Past President of United Way
                                     of Greater Utica as well as numerous other
                                     organizations.


                                                DIRECTORS CONTINUING IN OFFICE

                                           TERMS EXPIRING AT ANNUAL MEETING IN 1997



                                                                                                            Common Shares
                                                                                                            Beneficially
                                                                                                             Owned as of
                                                                                          Became             December 5,
            Name and Age                          Principal Occupation                   Director              1996(A)
            ------------                          --------------------                   --------           -------------
Jerome M. Wilson           (79)      Former Vice President, 1973-1994;                     1962             3,138-5/6(a)
                                     Vice President and Secretary, 1977-1987;
                                     Director of Syracuse Mile, Inc.; Chairman
                                     of John Wilson Realty Co., Syracuse, N.Y.;
                                     Regional Director of Chase Manhattan Bank,
                                     N.A., Syracuse, N.Y.; Director of Syracuse
                                     Welfare Corp.; Regent of LeMoyne College,
                                     Syracuse, N.Y.; Partner, Lloyd-Martin
                                     Antiques; Trustee of Cazenovia College,
                                     Cazenovia, N.Y.

Frank O. White             (73)      Former President and Chief Executive                  1970                 1,794
* ****                               Officer, 1973-1994; Executive Vice
                                     President, 1965-1972; Chairman of the Board
                                     and Director of Syracuse Mile, Inc.;
                                     Director of Harness Horse Breeders of
                                     N.Y.S.; Director of HTA Insurance Co., Ltd.
                                     Bermuda; Trustee of the Trotting Horse
                                     Museum and Hall of Fame of the Trotter;
                                     President and Director of Hinman Charitable
                                     Foundation.


                                                      (continued on next page)


                         DIRECTORS CONTINUING IN OFFICE

                    TERMS EXPIRING AT ANNUAL MEETING IN 1997


                                                                                                            Common Shares
                                                                                                            Beneficially
                                                                                                             Owned as of
                                                                                          Became             December 5,
            Name and Age                          Principal Occupation                   Director              1996(A)
            ------------                          --------------------                   --------           -------------
Douglas Burch              (41)      President and Treasurer of Capital                    1996                   0
                                     District Sports, Inc. since 1993; Vice
                                     President of Corporate Marketing for the
                                     Olympic Authority in Lake Placid, N.Y.,
                                     1982-1993; Director of Marketing and Public
                                     Relations of Adirondack Red Wings,
                                     1978-1982; Albany representative on the
                                     American Hockey League's Board of
                                     Governors, serving on both the Marketing
                                     and Expansion Committees; Serves as Mayor's
                                     appointee on the Capitalize Albany
                                     Committee for Economic Development. 1995
                                     Honors Unanimously elected recipient of the
                                     James C. Hendy Memorial Award as the AHL's
                                     Executive of the Year.



                                                       (continued on next page)

                         DIRECTORS CONTINUING IN OFFICE

                    TERMS EXPIRING AT ANNUAL MEETING IN 1998


                                                                                                            Common Shares
                                                                                                            Beneficially
                                                                                                             Owned as of
                                                                                          Became             December 5,
            Name and Age                          Principal Occupation                   Director              1996(A)
            ------------                          --------------------                   --------           -------------
Frank O. White, Jr.        (42)      President and Chief Executive Officer                 1985                 1,142
* **                                 since April, 1994; Vice President and
                                     General Manager, 1990-1994; Assistant
                                     General Manager 1983-1990; Director of
                                     Mutuels since 1981; Assistant Mutuel
                                     Manager 1979-1980; Mr. White is the son of
                                     director Frank O. White; Vice President and
                                     Director of Harness Tracks of America,
                                     Inc.; Director of United States Trotting
                                     Association; Director of Syracuse Mile,
                                     Inc.; Director of HTA Insurance Co., Ltd.
                                     Bermuda; Director of Community Memorial
                                     Hospital, Hamilton, N.Y.; Trustee of Oneida
                                     Savings Bank; Member of Equine Advisory
                                     Council, College of Veterinary Medicine,
                                     Cornell University.

James J. Moran             (56)      Vice President and Secretary since                    1986                  100
* **                                 1994; Assistant Secretary 1985-1994;
                                     Director of Publicity/Public Relations
                                     since 1975; Track Announcer since 1964;
                                     Served in Racing and Program Departments
                                     1962 and 1963; Past President and Chairman
                                     of the Board of the North American Harness
                                     Publicists Assn.; Secretary/Treasurer of
                                     Vernon Chapter of U.S. Harness Writers
                                     Assn.; Alternate Director of Harness Tracks
                                     of America, Inc.


                                                        (continued on next page)

                                                                                                            Common Shares
                                                                                                            Beneficially
                                                                                                             Owned as of
                                                                                          Became             December 5,
            Name and Age                          Principal Occupation                   Director              1996(A)
            ------------                          --------------------                   --------           -------------
David H. Brown             (57)      Assistant to the President since 1994:                1995                  358
*                                    Assistant Mutuel Manager.  1989-
                                     1994:  Mutuel Clerk and Executive
                                     Board member.  Local 234, S.E.I.U.,
                                     1967-1988; Director of Mutuels
                                     Syracuse Mile, Inc., since 1994; Vice
                                     President and Executive Board
                                     Member of Catholic School
                                     Administrators' Assn. of N.Y.S. 1981-
                                     1990; Teacher, Coach.  Athletic
                                     Director and Assistant Principal, Notre
                                     Dame, High School, Utica, N.Y.
                                     1963-1992.


All officers and directors as a group (including 9 individuals named                                       7,110-5/6 2.84%
above)


     (a) The percentage of Common Stock beneficially owned by each director is less than 1%, except with respect to Mr. Wilson, whose percentage ownership is 1.25%. Mr. Wilson's stated holdings include 1,151 shares held by Mr. Wilson's wife, as to which he disclaims beneficial ownership.

   *  Member of Executive Committee
  **  Member of the Advertising Committee
 ***  Member of the Compensation Committee
****  Member of the Audit Committee

COMMITTEES OF THE BOARD

     The Board of Directors of the Company has Executive, Compensation, Audit and Advertising Committees. Although the Company does not have a Nominating Committee, the Board of Directors, as a committee of the whole, performs the functions of such a committee by reviewing nominations and then making a recommendation to the shareholders. The Bylaws of the Company provide that a shareholder entitled to vote in the election of directors may nominate one or more persons for election only if a written request is received by the Secretary of the Company, not less than 30 days prior to the date fixed for the meeting, together with the written consent of the nominee to serve as a director. The Board of Directors will consider shareholders' recommendations for directors sent to James J. Moran, Vice President and Secretary, Mid-State Raceway, Inc., P.O. Box 860, Vernon, New York 13476.

     EXECUTIVE COMMITTEE. The Executive Committee held one meeting during the nine month period ended December 31, 1995 and has all the authority of the Board of Directors.

     COMPENSATION COMMITTEE. The Compensation Committee held one meeting during the nine month period ended December 31, 1995 to review the compensation of all employees and makes recommendations to the Board of Directors.

     AUDIT COMMITTEE. The Audit Committee held one meeting during the nine month period ended December 31, 1995. It reviews, with the Company's independent auditors, the scope of the audits to be made to determine whether or not such audits are adequate to protect the interests of the Company. It also reviews the scope and results of the examination made by such auditors.

     ADVERTISING COMMITTEE. The Advertising Committee held twelve meetings during the nine month period ended December 31, 1995. It recommends to the Board of Directors the annual advertising budget and reviews the production and media expenditures with the advertising/public relations agency.

     The Board of Directors of the Company held six regular meetings during the nine month period ended December 31, 1995. Each director attended at least 75% of all meetings of the Board of Directors and all committees on which the director served.

COMPENSATION OF DIRECTORS

     Employee directors of the Company are not paid any fees or remuneration for service as members of the Board of Directors. During the nine month period ended December 31, 1995, non-employee directors received $250 for each Board Meeting attended and $125 for each Committee Meeting attended.

                            OWNERSHIP OF COMMON STOCK

     At the close of business on December 5, 1996, the Company had outstanding 250,386 shares of Common Stock. No person or group is known by the Company to beneficially own more than five percent (5%) of the Company's Common Stock except as set forth in the following table.

                                    Amount and Nature
Name and Address of                  of Beneficial                  Percent of
Beneficial Owner                       Ownership                       Class
-------------------                ------------------               ----------

Standardbred Enterprises, Ltd           135,606                         54%
3837 Peterboro Road
Oneida, NY 13421

CHANGE OF CONTROL

     Since the last Annual Meeting of Shareholders, a change of control in the stock ownership of the Company has occurred from Patrick R. Bennett to his wife, Gwen Bennett based upon the transfer of beneficial ownership of Company common stock constituting a majority interest. The information disclosed in this section in accordance with the SEC Rule 14a-3 is taken from the Schedule 13D filed by Gwen Bennett and the Company has not confirmed or verified the current status of these matters.

     As disclosed in the Schedule 13D filed April 30, 1996, Standardbred Enterprises Limited ("Standardbred Enterprises") acquired 126,657 shares of the Company's common stock as of December 28, 1995 from Patrick R. Bennett for the purchase price of $1,950,000. Gwen Bennett, wife of Patrick R. Bennett, owns 100% of the stock and is President of Standardbred Enterprises. As sole consideration for the transfer of the 126,657 shares, Patrick R. Bennett received a promissory note from Standardbred Enterprises in the amount of $1,950,000 (the "Note"), which Note matures in full on December 30, 1999. The Note provides for payments of interest only of $195,000 annually on December 31, 1996, 1997, and 1998 and a final payment of principal and interest of $2,145,000 on December 30, 1999. The Schedule 13D does not disclose the existence of any pledge, voting arrangement, or other security given by Standardbred Enterprises in connection with issuing the Note for $1,950,000 to acquire the shares.

CERTAIN RELATED TRANSACTIONS

     During the nine months ended December 31, 1995, various companies affiliated with the former majority shareholder, Patrick R. Bennett, paid in aggregate $148,000 to the Company for corporate sponsorship of various races.

     In 1994, the Company entered into a lease agreement with a partnership that includes the Company's former majority shareholder, Patrick R. Bennett. Pursuant to the lease agreement, the Company leases a portion of its real property for the purpose of permitting the lessee to operate a hotel adjacent to the Company's facilities. The term of the lease is for 20 years with renewal options for an additional 20 years. Anytime during the lease or any renewal period of the lease, the Company may elect to assume all of lessee's duties, obligations, rights and responsibilities under the lease with respect to the hotel. Lease payments during the initial 20 year period are $10,000 per year.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning annual compensation paid by the Company to those persons who were, at December 31, 1995, (i) the chief executive officer and (ii) the other executive officers whose annual salary and bonus exceeded $100,000 during the last three fiscal years.

                           Summary Compensation Table

         Name and Principal Position         Year            Salary
         ---------------------------         ----            -------
         Frank O. White, Jr.                 1995            $ 90,000
         President and CEO                   1994            $ 77,000(1)


     The Company has an employment agreement with Frank O. White, Jr. providing for his employment as the Company's President and Chief Executive Officer through June 30, 1999, unless terminated early pursuant to the terms of the Agreement. The Agreement may be terminated by the Board for good cause at any time. The Agreement requires that Mr. White devote his full working time and attention to performance of his duties for an annual salary of not less than $90,000. The Agreement also provides that if Mr. White's employment is terminated following a change in control of the Company, Mr. White would be entitled to a payment equal to 2.95 times his annualized includible compensation and be given full credit for service until age 65 for purposes of retirement benefits and other employee benefit programs. The Company has an employment agreement with one other executive officer which contains similar provisions as the agreement with Mr. White.

--------

     (1) Mr. White was appointed President and CEO effective April 1, 1994 at a base salary of $90,000. Thus, the amount reported for 1995 is more than 1994 not because of a raise in salary, but because 1994 does not reflect a full year's salary to Mr. White as President and CEO.

     The Company provides group coverage benefits for life, health and hospital insurance and a retirement/savings plan which are available to all full time salaried employees.

                                  OTHER MATTERS

     The management is not aware of any other matters to be presented at the meeting. If other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote with regard thereto in accordance with their judgment.

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received by the Corporation no later than February 1, 1997 in order to be included in the 1997 proxy statement and proxy relating to that meeting.

     A copy of Mid-State Raceway, Inc.'s December 31, 1995 Annual Report on
Form 10-K, filed with the Securities and Exchange Commission, is available without charge to those shareholders who wish more detailed information concerning the Company. If you wish a copy, please write to: JAMES J. MORAN, VICE PRESIDENT AND SECRETARY, MID-STATE RACEWAY, INC., P.O. BOX 860, VERNON, NEW YORK 13476.

                                 By Order of the Board of Directors



                                 Vice President and Secretary
                                 James J. Moran

Dated:  December 18, 1996

                                                                 Form of Proxy
                                                                 -------------

                             MID-STATE RACEWAY, INC.
                    PROXY for Special Meeting of Shareholders
           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Frank O. White, James J. Moran, and Frank
O. White, Jr., or any of them, each with power of substitution, as proxies of the undersigned to attend the Meeting of Shareholders of Mid-State Raceway, Inc., that will be held in the lower clubhouse Miracle Mile Room at Vernon Downs, Vernon, NY on January 14, 1997 at 9:30 A.M. and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side hereof, and in their discretion on any other matter which may properly come before the meeting.

     The Board of Directors recommends that the shareholders vote "FOR" the following proposals.

     1. The election of Robert W. Jaquint, Carl J. Eilenberg and James E. Raymonda to the Board of Directors:

                FOR / / (Except as noted below)   Vote Withheld / /

     To withhold your vote on any individual nominee for director, strike a line through the nominee's name below:

            Robert W. Jaquint    Carl J. Eilenberg    James E. Raymonda

     2. The ratification of the appointment of Douglas Burch to fill a vacancy on the Board:

                       FOR / /    AGAINST / /     ABSTAIN / /

                 (Continued And To Be Signed On The Other Side)

-------------------------------------------------------------------------------
                           (Continued From Other Side)

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the notice of the Meeting of Shareholders of the Corporation.


                                           ------------------------------------


                                           ------------------------------------
                                           Please sign exactly as your name
                                           appears at left.

                                           Date:
                                                -------------------------------

/ /  I PLAN TO ATTEND THE MEETING
(Please mark, sign, date, and mail in the enclosed envelope)

                             MID-STATE RACEWAY, INC.